UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2011

Date of Report
(Date of earliest event reported)

Teleconnect Inc.

 (Exact name of registrant as specified in its charter)

Florida	0-230611	90-0294361
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Oude Vest 4
4811 BD Breda
The Netherlands

(Address of principal executive offices)

Registrant's telephone number, including area code:  011-31-630-048-023

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3	Securities and Trading Markets

Item 3.02         Unregistered Sales of Equity Securities

On July 15, 2011, Teleconnect entered into agreements with two investors to issue to each investor 133,334 shares of its restricted common stock in exchange for an investment of $200,000 each.

The securities were offered and sold only to two parties, non-U. S. persons and entities, in reliance upon Regulation S of the Securities Act of 1933, as amended.

Section 8	Other Events

Item 8.01         Other Events

On July 15, 2011, the Company issued a press release on the approval of a new law by the Dutch Parliament relating to new sanctions for retailers selling alcohol to minors and on the sale of shares to two investors.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibits – Exhibit 99.1 – Teleconnect Inc. Press Release dated July 15, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2011

Teleconnect Inc.
/s/ Dirk L. Benschop
Dirk L. Benschop, President